                                                                    EXHIBIT 10.1

                                                 AS ADOPTED JANUARY 24, 1997 AND
                                                    AMENDED THROUGH MAY 10, 2004

                             EMS TECHNOLOGIES, INC.
                            1997 STOCK INCENTIVE PLAN

                                TABLE OF CONTENTS

                                                                                    PAGE
                                                                                    ----
ARTICLE I DEFINITIONS............................................................    1
         (a)  "Award"............................................................    1
         (b)  "Board"............................................................    1
         (c)  "Code".............................................................    1
         (d)  "Committee"........................................................    1
         (e)  "Company" .........................................................    1
         (f)  "Director".........................................................    2
         (g)  "Disinterested Person".............................................    2
         (h)  "Employee".........................................................    2
         (i)  "Employer".........................................................    2
         (j)  "Fair Market Value" ...............................................    3
         (k)  "Grantee" .........................................................    3
         (l)  "ISO"..............................................................    3
         (m)  "1934 Act".........................................................    3
         (n)  "Officer"..........................................................    3
         (o)  "Option"...........................................................    3
         (p)  "Option Agreement".................................................    4
         (q)  "Optionee".........................................................    4
         (r)  "Option Price" ....................................................    4
         (s)  "Parent"...........................................................    4
         (t)  "Plan".............................................................    4
         (u)  "Purchasable" .....................................................    4
         (v)  "Qualified Domestic Relations Order"...............................    4
         (w)  "Reload Option"....................................................    4
         (x)  "Restricted Stock".................................................    5
         (y)  "Restriction Agreement"............................................    5
         (z)  "Stock"............................................................    5
         (aa) "Subsidiary".......................................................    5

ARTICLE II THE PLAN..............................................................    5
         Section 2.1  Name.......................................................    5
         Section 2.2  Purpose....................................................    5
         Section 2.3  Effective Date.............................................    5
         Section 2.4  Termination Date ..........................................    5

                                                                                    PAGE
                                                                                    ----
ARTICLE III ELIGIBILITY..........................................................    6

ARTICLE IV  ADMINISTRATION.......................................................    6
         Section 4.1  Duties and Powers of the Committee.........................    6
         Section 4.2  Interpretation; Rules......................................    6
         Section 4.3  No Liability...............................................    7
         Section 4.4  Majority Rule..............................................    7
         Section 4.5  Company Assistance.........................................    7

ARTICLE V  SHARES OF STOCK SUBJECT TO PLAN.......................................    7
         Section 5.1  Limitations ...............................................    7
         Section 5.2  Antidilution...............................................    8

ARTICLE VI OPTIONS ..............................................................    9
         Section 6.1  Types of Options Granted...................................    9
         Section 6.2  Option Grant and Agreement.................................   10
         Section 6.3  Optionee Limitations.......................................   10
         Section 6.4  $100,000 Limitation........................................   11
         Section 6.5  Option Price...............................................   11
         Section 6.6  Exercise Period............................................   11
         Section 6.7  Option Exercise............................................   12
         Section 6.8  Nontransferability of Option...............................   13
         Section 6.9  Termination of Employment..................................   14
         Section 6.10 Employment Rights..........................................   14
         Section 6.11 Certain Successor Options..................................   14
         Section 6.12 Conditions to Issuing Option Stock.........................   15
         Section 6.13 Automatic Option Grants to Certain
                              Directors..........................................   15

ARTICLE VII RESTRICTED STOCK.....................................................   17
         Section 7.1  Awards of Restricted Stock ................................   17
         Section 7.2  Non-Transferability........................................   18
         Section 7.3  Lapse of Restrictions .....................................   18
         Section 7.4  Termination of Employment..................................   18
         Section 7.5  Treatment of Dividends.....................................   18
         Section 7.6  Delivery of Shares.........................................   19
         Section 7.7  Payment of Withholding Taxes...............................   19

ARTICLE VIII TERMINATION, AMENDMENT AND MODIFICATION OF PLAN ....................   20

ARTICLE IX  MISCELLANEOUS........................................................   20
         Section 9.1  Replacement or Amended Grants..............................   20
         Section 9.2  Forfeiture for Competition.................................   21
         Section 9.3  Plan Binding on Successors.................................   21
         Section 9.4  Headings Not a Part of Plan................................   21

                             EMS TECHNOLOGIES, INC.
                            1997 STOCK INCENTIVE PLAN

                                    ARTICLE I
                                   DEFINITIONS

                  As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

                  (a) "Award" shall mean a grant of Restricted Stock.

                  (b) "Board" shall mean the Board of Directors of the Company.

                  (c) "Code" shall mean the United States Internal Revenue Code of 1986, as amended, including effective date and transition rules (whether or not codified). Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

                  (d) "Committee" shall mean a committee of at least two Directors appointed from time to time by the Board, having the duties and authority set forth herein in addition to any other authority granted by the Board; provided, however, that with respect to any Options or Awards granted to an individual who is also an Officer or Director, the Committee shall consist of at least two Non-Employee Directors (who need not be members of the Committee with respect to Options or Awards granted to any other individuals), and all authority and discretion shall be exercised by such Non-Employee Directors, and references herein to the "Committee" shall mean such Non-Employee Directors insofar as any actions or determinations of the Committee shall relate to or affect Options or Awards made to or held by any Officer or Director.

                  (e) "Company" shall mean EMS Technologies, Inc., a Georgia corporation.

                  (f) "Director" shall mean a member of the Board.

                  (g) "Employee" shall mean any employee of the Company or any Subsidiary of the Company.

                  (h) "Employer" shall mean the corporation that employs a Grantee.

                  (i) "Fair Market Value" of the shares of Stock on any date shall mean

                           (i) the closing sales price, regular way, or in the absence thereof the mean of the last reported bid and asked quotations, on such date on the exchange having the greatest volume of trading in the shares during the thirty-day period preceding such date (or if such exchange was not open for trading on such date, the next preceding date on which it was open); or

                           (ii) if there is no price as specified in (i), the final reported sales price, or if not reported in the following manner, the mean of the closing high bid and low asked prices, in the over-the-counter market for the shares as reported by the National Association of Securities Dealers Automatic Quotation System or, if not so reported, then as reported by the National Quotation Bureau Incorporated, or if such organization is not in existence, by an organization providing similar services, on such date (or if such date is not a date for which such system or organization generally provides reports, then on the next preceding date for which it does so); or

                           (iii) if there also is no price as specified in (ii), the price determined by the Committee by reference to bid-and-asked quotations for the shares provided by members of an association of brokers and dealers registered pursuant to subsection 15(b) of the 1934 Act, which members make a market in the shares, for such recent dates as the Committee shall determine to be appropriate for fairly determining current market value; or

                           (iv) if there also is no price as specified in (iii), the amount determined in good faith by the Committee based on such relevant facts, which may include opinions of independent experts, as may be available to the Committee.

                  (j) "Grantee" shall mean an Employee, former employee or other person who is an Optionee or who has received an Award of Restricted Stock.

                  (k) "ISO" shall mean an Option that complies with and is subject to the terms, limitations and conditions of Code section 422 and any regulations promulgated with respect thereto.

                  (l) "1934 Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                  (m) "Non-Employee Director" shall have the meaning set forth for such term or corresponding concept in Rule 16b-3 under the 1934 Act, as the same may be in effect from time to time, or in any successor rule thereto, and shall be determined for all purposes under the Plan according to interpretative or "no-action" positions with respect thereto issued by the Securities and Exchange Commission or its staff; provided, however, that to the extent it is determined and intended that Options qualify as "performance-based compensation" within the meaning of section 162(m) of the Code, a person shall be a "Non-Employee Director" only if he or she is also an "outside director" within the meaning of such section 162(m).

                  (n) "Officer" shall mean a person who constitutes an officer of the Company for the purposes of Section 16 of the 1934 Act, as determined by reference to such Section 16 and to the rules, regulations, judicial decisions, and interpretative or "no-action" positions with respect thereto of the Securities and Exchange Commission or its staff, as the same may be in effect or set forth from time to time.

                  (o) "Option" shall mean a contractual right to purchase Stock granted pursuant to the provisions of Article VI hereof.

                  (p) "Option Agreement" shall mean an agreement between the Company and an Optionee setting forth the terms of an Option.

                  (q) "Optionee" shall mean a person to whom an Option has been granted hereunder.

                  (r) "Option Price" shall mean the price at which an Optionee may purchase a share of Stock pursuant to an Option.

                  (s) "Parent", when used with respect to any subject corporation, shall mean any other corporation that owns stock possessing 50% or more of the total combined voting power of all classes of stock of the subject corporation or that owns such stock of another corporation in an unbroken chain of corporations having such ownership of the stock of another corporation and ending with the subject corporation.

                  (t) "Plan" shall mean the 1997 Stock Incentive Plan of the Company.

                  (u) "Purchasable," when used to describe Stock, shall refer to Stock that may be purchased by an Optionee under the terms of this Plan on or after a certain date specified in the applicable Option Agreement.

                  (v) "Qualified Domestic Relations Order" shall have the meaning set forth in the Code or in the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated under the Code or such Act.

                  (w) "Reload Option" shall mean an Option that is granted, without further action of the Committee, (i) to an Optionee who surrenders or authorizes the withholding of shares of Stock in payment of amounts specified in paragraphs 6.7(c) or 6.7(d) hereof, (ii) for the same number of shares as is so paid, (iii) as of the date of such payment and at an Option Price equal to the Fair Market Value of the Stock on such date, and (iv) otherwise on the same terms and conditions as the Option whose exercise has occasioned such payment, subject to such contingencies, conditions or other terms as the Committee shall specify at the time such exercised Option is granted.

                  (x) "Restricted Stock" shall mean Stock issued, subject to restrictions, to an Employee pursuant to Article VII hereof.

                  (y) "Restriction Agreement" shall mean the agreement setting forth the terms of an Award, and executed by a Grantee as provided in
         Section 7.1 hereof.

                  (z) "Stock" shall mean the $.10 par value common stock of the Company or, in the event that the outstanding shares of such stock are hereafter changed into or exchanged for shares of a different class of stock or securities of the Company or some other corporation, such other stock or securities.

                  (aa) "Subsidiary", when used with respect to any subject corporation, shall mean any other corporation as to which the subject corporation is a Parent.

                                   ARTICLE II
                                    THE PLAN

         2.1 NAME. This plan shall be known as the "EMS Technologies, Inc. 1997 Stock Incentive Plan."

         2.2 PURPOSE. The purpose of the Plan is to advance the interests of the Company, its shareholders, and any Subsidiary of the Company, by offering certain Employees and Directors an opportunity to acquire or increase their proprietary interests in the Company. Options and Awards will promote the growth and profitability of the Company and any Subsidiary of the Company, because Grantees will be provided with an additional incentive to achieve the Company's objectives through participation in its success and growth.

         2.3 EFFECTIVE DATE. The Plan shall become effective on January 24,
1997.

         2.4 TERMINATION DATE. No further Options or Awards shall be granted hereunder on or after January 24, 2007, but all Options or Awards granted prior to that time shall remain in effect in accordance with their terms.

                                   ARTICLE III
                                   ELIGIBILITY

         The persons eligible to participate in this Plan shall consist only of Directors and those Employees whose participation the Committee determines is in the best interests of the Company. However, no ISO's may be granted, and no Options or Awards may be granted to any Director or Officer, prior to the approval of this Plan by the Company's shareholders. Persons who are not Employees but who serve as directors of any Subsidiary of the Company shall also be eligible to participate in this Plan, and references herein to "Employee" shall be deemed to include any such persons to the extent appropriate for him or her to become a Grantee.

                                   ARTICLE IV
                                 ADMINISTRATION

         4.1 DUTIES AND POWERS OF THE COMMITTEE. The Plan shall be administered by the Committee. The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it may deem necessary. The Committee shall have the power to act by unanimous written consent in lieu of a meeting, and shall have the right to meet telephonically. In administering the Plan, the Committee's actions and determinations shall be binding on all interested parties. The Committee shall have the power to grant Options or Awards in accordance with the provisions of the Plan. Subject to the provisions of the Plan, the Committee shall have the discretion and authority to determine those individuals to whom Options or Awards will be granted and whether such Options shall be accompanied by the right to receive Reload Options, the number of shares of Stock subject to each Option or Award, such other matters as are specified herein, and any other terms and conditions of an Option Agreement or Restriction Agreement. To the extent not inconsistent with the provisions of the Plan, the Committee shall have the authority to amend or modify an outstanding Option Agreement or Restriction Agreement, or to waive any provision thereof, provided that the Grantee consents to such action.

         4.2 INTERPRETATION; RULES. Subject to the express provisions of the Plan, the Committee also shall have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations necessary or advisable in the administration of the Plan, including, without limitation, the amending or altering of any Options or Awards granted hereunder as may be required to comply with or to conform to any federal, state or local laws or regulations.

         4.3 NO LIABILITY. Neither any member of the Board nor any member of the Committee shall be liable to any person for any act or determination made in good faith with respect to the Plan or any Option or Award granted hereunder.

         4.4 MAJORITY RULE. A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority at a meeting at which a quorum is present, or any action taken without a meeting evidenced by a writing executed by all the members of the Committee, shall constitute the action of the Committee.

         4.5 COMPANY ASSISTANCE. The Company shall supply full and timely information to the Committee on all matters relating to eligible persons, their employment, death, retirement, disability or other termination of employment, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

                                    ARTICLE V
                         SHARES OF STOCK SUBJECT TO PLAN

         5.1 LIMITATIONS. Shares subject to an Option or issued as an Award may be either authorized and unissued shares or shares issued and later acquired by the Company. Subject to any antidilution adjustment pursuant to the provisions of Section 5.2 hereof, the maximum number of shares of Stock that may be issued hereunder shall be 1,450,000 (of which a maximum of 80,000 shares may be issued as Restricted Stock). Shares (i) covered by any unexercised portion of an Option that has terminated for any reason; (ii) covered by any forfeited portion of an Award (except any portion as to which the Grantee has received, and not forfeited, dividends or other benefits of ownership other than voting rights); (iii) withheld in payment of the Option Price or withholding taxes; or (iv) issued hereunder but equal to the number of shares surrendered in payment of the Option Price or withholding taxes or purchased by the Company for an aggregate price not exceeding the aggregate cash received from Grantees in payment of Option Prices or withholding taxes, may each again be optioned or awarded under the Plan, and such shares shall not be considered as having been optioned or issued in computing the number of shares of Stock remaining available for option or award hereunder.

         5.2 ANTIDILUTION.

                  (a) In the event that the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, reorganization, recapitalization, reclassification, combination or exchange of shares, stock split or stock dividend, or in the event that any spin-off, spin-out or other distribution of assets materially affects the price of the Company's stock:

                           (i) The aggregate number and kind of shares of Stock
                  for which Options or Awards may be granted hereunder shall be adjusted proportionately by the Committee; and

                           (ii) The rights of Optionees (concerning the number
                  of shares subject to Options and the Option Price) under outstanding Options and the rights of the holders of Awards (concerning the terms and conditions of the lapse of any then-remaining restrictions), shall be adjusted proportionately by the Committee.

                  (b) If the Company shall be a party to any reorganization in which it does not survive, involving merger, consolidation, or acquisition of the stock or substantially all the assets of the Company, the Committee, in its discretion, may:

                           (i) notwithstanding other provisions hereof, declare
                  that all Options granted under the Plan shall become exercisable immediately notwithstanding the provisions of the respective Option Agreements regarding exercisability, that all such Options shall terminate a specified period of time after the Committee gives written notice of the immediate right to exercise all such Options and of the decision to terminate all Options not exercised within such period, and that all then-remaining restrictions pertaining to Awards under the Plan shall immediately lapse; or

                           (ii) notify all Grantees that all Options or Awards
                  granted under the Plan shall be assumed by the successor corporation or substituted on an equitable basis with options or restricted stock issued by such successor corporation.

                  (c) If the Company is to be liquidated or dissolved in connection with a reorganization described in paragraph 5.2(b), the provisions of such paragraph shall apply. In all other instances, the adoption of a plan of dissolution or liquidation of the Company shall, notwithstanding other provisions hereof, cause all then-remaining restrictions pertaining to Awards under the Plan to lapse, and shall cause every Option outstanding under the Plan to terminate to the extent not exercised prior to the adoption of the plan of dissolution or liquidation by the shareholders, provided that, notwithstanding other provisions hereof, the Committee may declare all Options granted under the Plan to be exercisable at any time on or before the fifth business day following such adoption notwithstanding the provisions of the respective Option Agreements regarding exercisability.

                  (d) The adjustments described in paragraphs (a) through (c) of this Section 5.2, and the manner of their application, shall be determined solely by the Committee, and any such adjustment may provide for the elimination of fractional share interests. The adjustments required under this Article V shall apply to any successors of the Company and shall be made regardless of the number or type of successive events requiring such adjustments.

                                   ARTICLE VI
                                     OPTIONS

         6.1 TYPES OF OPTIONS GRANTED. Within the limitations provided herein, Options may be granted to one Employee at one or several times or to different Employees at the same time or at different times, in either case under different terms and conditions, as long as the terms and conditions of each Option are consistent with the provisions of the Plan. Without limitation of the foregoing, Options may be granted subject to conditions based on the financial performance of the Company or any other factor the Committee deems relevant.

         6.2 OPTION GRANT AND AGREEMENT. Each Option granted or modified hereunder shall be evidenced (a) by either minutes of a meeting or a written consent of the Committee, and (b) by a written Option Agreement executed by the Company and the Optionee. The terms of the Option, including the Option's duration, time or times of exercise, exercise price, whether the Option is intended to be an ISO, whether the Option is transferable under paragraph 6.8(b), and whether the Option is to be accompanied by the right to receive a Reload Option, shall be stated in the Option Agreement. Separate Option Agreements shall be used for Options intended to be ISO's and those not so intended, but any failure to use such separate Agreements shall not invalidate, or otherwise adversely affect the Optionee's rights under and interest in, the Options evidenced thereby.

         6.3 OPTIONEE LIMITATIONS. The Committee shall not grant an ISO to any person who, at the time the ISO would be granted:

                  (a) is not an Employee; or

                  (b) owns or is considered to own stock possessing more than 10% of the total combined voting power of all classes of stock of the Employer, or any Parent or Subsidiary of the Employer; provided, however, that this limitation shall not apply if at the time an ISO is granted the Option Price is at least 110% of the Fair Market Value of the Stock subject to such Option and such Option by its terms would not be exercisable after the expiration of five years from the date on which the Option is granted. For the purpose of this paragraph (b), a person shall be considered to own (i) the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors and lineal descendants, (ii) the stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust in proportion to such person's stock interest, partnership interest or beneficial interest therein, and (iii) the stock which such person may purchase under any outstanding options of the Employer or of any Parent or Subsidiary of the Employer.

         6.4 CERTAIN LIMITATIONS

                  (a) LIMITATION ON NUMBER OF SHARES. No Optionee shall be granted, during any calendar year, Options to purchase in excess of 80,000 shares of stock.

                  (b) $100,000 LIMITATION ON ISO'S. Except as provided below, the Committee shall not grant an ISO to, or modify the exercise provisions of outstanding ISO's held by, any person who, at the time the ISO is granted (or modified), would thereby receive or hold any incentive stock options (as described in Code section 422) of the Employer and any Parent or Subsidiary of the Employer, such that the aggregate Fair Market Value (determined as of the respective dates of grant or modification of each option) of the stock with respect to which such incentive stock options are exercisable for the first time during any calendar year is in excess of $100,000; provided, that the foregoing restriction on modification of outstanding ISO's shall not preclude the Committee from modifying an outstanding ISO if, as a result of such modification and with the consent of the Optionee, such Option no longer constitutes an ISO; and provided that, if the $100,000 limitation described in this Section 6.4 is exceeded, an Option that otherwise qualifies as an ISO shall be treated as an ISO up to the limitation and the excess shall be treated as an Option not qualifying as an ISO. The preceding sentence shall be applied by taking options intended to be ISO's into account in the order in which they were granted.

         6.5 OPTION PRICE. The Option Price under each Option shall be determined by the Committee. However, the Option Price shall not be less than the Fair Market Value of the Stock on the date that the Option is granted (or, in the case of an ISO that is subsequently modified, on the date of such modification).

         6.6 EXERCISE PERIOD. The period for the exercise of each Option granted hereunder shall be determined by the Committee, but the Option Agreement with respect to each Option intended to be an ISO shall provide that such Option shall not be exercisable after a date not more than ten years from the date of grant (or modification) of the Option. In addition, no Option granted to an Employee who is also an Officer or Director shall be exercisable prior to the expiration of six months from the date such Option is granted, other than in the case of the death or disability of such Employee.

         6.7  OPTION EXERCISE.

                  (a) Unless otherwise provided in the Option Agreement, an Option may be exercised at any time or from time to time during the term of the Option as to any or all whole shares that have become Purchasable under the provisions of the Option, but not at any time as to less than 100 shares unless the remaining shares that have become so Purchasable are less than 100 shares. The Committee shall have the authority to prescribe in any Option Agreement that the Option may be exercised only in accordance with a vesting schedule during the term of the Option.

                  (b) An Option shall be exercised by (i) delivery to the Treasurer of the Company at its principal office of written notice of exercise with respect to a specified number of shares of Stock, and
         (ii) payment to the Company at that office of the full amount of the Option Price for such number of shares.

                  (c) The Option Price shall be paid in full upon the exercise of the Option. The Committee may provide in an Option Agreement that, in lieu of cash, all or any portion of the Option Price may be paid by
         (i) tendering to the Company shares of Stock duly endorsed for transfer and owned by the

         Optionee, or (ii) delivering to the Company an attestation of the Optionee's then-current ownership of a number of shares equal to the number thereby authorized to be withheld by the Company from the shares otherwise deliverable upon exercise of the Option, in each case to be credited against the Option Price at the Fair Market Value of such shares on the date of exercise (however, no fractional shares may be so transferred, and the Company shall not be obligated to make any cash payments in consideration of any excess of the aggregate Fair Market Value of shares transferred over the aggregate Option Price).

                  (d) In addition to and at the time of payment of the Option Price, the Optionee shall pay to the Company in cash the full amount of any federal, state and local income, employment or other taxes required to be withheld from the income of such Optionee as a result of such exercise. However, in the discretion of the Committee any Option Agreement may provide that all or any portion of such tax obligations, together with additional taxes not exceeding the actual additional taxes to be owed by the Optionee as a result of such exercise, may, upon the irrevocable election of the Optionee, be paid by (i) tendering to the Company whole shares of Stock duly endorsed for transfer and owned by the Optionee, (ii) delivering to the Company an attestation of the Optionee's then-current ownership of a number of shares equal to the number thereby authorized to be withheld by the Company from the shares otherwise deliverable upon exercise of the Option, or (iii) authorizing the Company to withhold shares of Stock otherwise issuable upon exercise of the Option, in either case in that number of shares having a Fair Market Value on the date of exercise equal to the amount of such taxes thereby being paid, in all cases subject to such restrictions as the Committee may from time to time determine, including any such restrictions as may be necessary or appropriate to satisfy the conditions of the exemption set forth in Rule 16b-3 under the 1934 Act.

                  (e) The holder of an Option shall not have any of the rights of a shareholder with respect to the shares of Stock subject to the Option until such shares have been issued upon exercise of the Option.

         6.8 NONTRANSFERABILITY OF OPTION.

                  (a) Except as provided in paragraph 6.8(b), no Option or any rights therein shall be transferable by an Optionee other than by will or the laws of descent and distribution, or (except for an ISO) pursuant to a Qualified Domestic Relations Order. During the lifetime of an Optionee, an Option granted to that Optionee shall be exercisable only by such Optionee, by such Optionee's guardian or other legal representative, should one be appointed, or by such Optionee's transferee permitted under paragraph 6.8(b).

                  (b) The Committee may, in its discretion, provide that all or a portion of an Option (other than an ISO) may be transferred by the Optionee to (i) the spouse, children or grandchildren of the Optionee ("Immediate Family Member"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which the Optionee and or such Immediate Family Members are the only partners. Following transfer, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, including those terms and conditions governing transfer and the effect on such Option of the termination of employment of the Optionee. The Company shall have no obligation to any transferee to provide notice of any termination of an Option as a result of termination of the Optionee's employment. The Committee may specify as a condition of any such transfer the manner in which the Optionee shall remain responsible for the payment of taxes required to be withheld as a result of the exercise of such transferred Option.

         6.9 TERMINATION OF EMPLOYMENT. The Committee shall have the power to specify, with respect to the Options granted to any particular Optionee, the effect upon such Optionee's right to exercise an Option of the termination of such Optionee's employment under various circumstances, which effect may include (but is not limited to) immediate or deferred termination of such Optionee's rights under an Option, or acceleration of the date at which an Option may be exercised in full. With respect to an ISO, such effects shall be consistent with applicable requirements for treatment as an ISO.

         6.10 EMPLOYMENT RIGHTS. Options granted under the Plan shall not be affected by any change of employment so long as the Optionee continues to be an Employee. Nothing in the Plan or in any Option Agreement shall confer on any person any right to continue in the employ of the Company or any Subsidiary of the Company, or shall interfere in any way with the right of the Company or any such Subsidiary to terminate such person's employment at any time.

         6.11 CERTAIN SUCCESSOR OPTIONS. To the extent not inconsistent with the terms, limitations and conditions of Code section 422, and any regulations promulgated with respect thereto, an Option issued in respect of an option held by an employee to acquire stock of any entity acquired, by merger or otherwise, by the Company (or by any Subsidiary of the Company) may contain terms that differ from those stated in this Article VI, but solely to the extent necessary to preserve for any such employee the rights and benefits contained in such predecessor option, or to satisfy the requirements of Code section 424(a).

         6.12 CONDITIONS TO ISSUING OPTION STOCK. The Company shall not be required to issue or deliver any Stock upon the full or partial exercise of any Option prior to fulfillment of all of the following conditions:

                  (a) The admission of such shares to listing on all stock exchanges on which the Stock is then listed;

                  (b) The completion of any registration or other qualification of such shares that the Company shall determine to be necessary or advisable under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, or the Company's determination that an exemption is available from such registration or qualification;

                  (c) The obtaining of any approval or other clearance from any federal or state governmental agency that the Company shall determine to be necessary or advisable; and

                  (d) The lapse of such reasonable period of time following exercise as shall be appropriate for reasons of administrative convenience.

         Unless the shares of Stock covered by the Plan shall be the subject of an effective registration statement under the Securities Act of 1933, as amended, stock certificates issued and delivered to Optionees shall bear such restrictive legends as the Company shall deem necessary or advisable pursuant to applicable federal and state securities laws.

         6.13 AUTOMATIC OPTION GRANTS TO CERTAIN DIRECTORS.

                  (a) OPTIONS FOR NEW DIRECTORS. Each person who is not an Employee, or an employee of any Parent of the Company, shall automatically, and without any action of the Board or the Committee, be granted, on the first day on which such person serves as a Director, an Option for the purchase of 10,000 shares of Stock if such first day of service occurs prior to 1999, and of 15,000 shares if such first day occurs in 1999 or thereafter (subject in all cases to automatic proportionate adjustment for stock splits or stock dividends, and otherwise to proportionate adjustment by the Committee as provided in
         Section 5.2). Each such Option shall become exercisable as to one-fifth of the subject shares on the date that is six months after the date of grant, and as to an additional one-fifth of the subject shares on each of the first, second, third and fourth anniversaries of such six-month date. Persons receiving such Option prior to 1999 shall also be granted, automatically and without further action of the Board or Committee, upon election in 1999 to a further term of service as a Director, an Option for 1,000 shares for each 2,000 shares of such original Option not yet exercisable as of such 1999 election, which additional Option shall become exercisable as to 1,000 shares on each date on which an additional 2,000 shares of the original Option becomes exercisable.

                  (b) ADDITIONAL OPTIONS FOR CONTINUING SERVICE. Each person who at that time is a member of the Board but who is not an Employee, or an employee of any Parent of the Company, shall automatically and without any action of the Board or the Committee, be granted, on each date on which such person is elected to a new one-year term of service, an Option for the purchase of 3,000 shares (subject to automatic proportionate adjustment for stock splits or stock dividends, and otherwise to proportionate adjustment by the Committee as provided in
         Section 5.2). Each such Option shall become exercisable on the date that is six months after the date of grant. [THIS

         PARAGRAPH IS EFFECTIVE FOR PERIODS AFTER DECEMBER 31, 2003]

                  (c) OTHER TERMS OF AUTOMATIC OPTIONS. Each Option automatically granted under this Section 6.13 shall not be an ISO, shall not include the right to receive a Reload Option, and shall have an Option Price equal to the Fair Market Value of the Stock on the date of grant. Each such Option shall become immediately exercisable in the event a party other than the Company or any Parent or Subsidiary of the Company purchases or otherwise acquires shares of Stock pursuant to a tender offer or exchange offer for such shares, or any person or group becomes the beneficial owner (for the purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) of 50% or more of the outstanding shares of the Stock. To the extent such an Option shall have become exercisable, it shall be non-forfeitable and shall remain exercisable until the tenth anniversary of its date of grant, but if the Grantee ceases to be a Director for any reason, any portion of such Option that is not at that time exercisable shall immediately terminate and shall not thereafter become exercisable. The Option Price for each such Option may be paid in cash or in the manners specified in the second sentence of paragraph 6.7(c) hereof. In addition, any taxes related to the exercise of each such Option may be paid in the manner contemplated in the second sentence of paragraph 6.7(d) hereof.

                                   ARTICLE VII
                                RESTRICTED STOCK

         7.1 AWARDS OF RESTRICTED STOCK. The Committee may grant Awards of Restricted Stock upon determination by the Committee, acting pursuant to the delegation hereby of the Board's authority to make such determinations, that the value or other benefit to the Company of the services of a Grantee theretofore performed or to be performed as a condition of the lapse of restrictions applicable to such Restricted Stock, or the benefit to the Company of the incentives created by the issuance thereof, is adequate consideration for the issuance of such shares. Each such Award shall be governed by a Restriction Agreement between the Company and the Grantee. Each Restriction Agreement shall contain such restrictions, terms and conditions as the Committee shall, in its discretion, determine, and may require that an appropriate legend be placed on the certificates evidencing the subject Restricted Stock.

         Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted, provided that the Grantee has executed the Restriction Agreement governing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such shares. If a Grantee shall fail to execute the foregoing documents, within any time period prescribed by the Committee, the Award shall be null and void. At the discretion of the Committee, shares of Restricted Stock issued in connection with an Award shall be held by the Company or deposited together with the stock powers with an escrow agent designated by the Committee. Unless the Committee determines otherwise and as set forth in the Restriction Agreement, upon issuance of such shares, the Grantee shall have all of the rights of a shareholder with respect to such shares, including the right to vote the shares and to receive all dividends or other distributions paid or made with respect to them.

         7.2 NON-TRANSFERABILITY. Until any restrictions upon Restricted Stock awarded to a Grantee shall have lapsed in a manner set forth in Section 7.3, such shares of Restricted Stock shall not be transferable other than by will or the laws of descent and distribution, or pursuant to a Qualified Domestic Relations Order, nor shall they be delivered to the Grantee.

         7.3 LAPSE OF RESTRICTIONS. Restrictions upon Restricted Stock awarded hereunder shall lapse at such time or times (but, with respect to any award to an Employee who is also a Director or Officer, not less than six months after the date of the Award) and on such terms and conditions as the Committee shall, in its discretion, determine at the time the Award is granted or thereafter.

         7.4 TERMINATION OF EMPLOYMENT. The Committee shall have the power to specify, with respect to each Award granted to any particular Employee, the effect upon such Grantee's rights with respect to such Restricted Stock of the termination of such Grantee's employment under various circumstances, which effect may include (but is not limited to) immediate or deferred forfeiture of such Restricted Stock or acceleration of the date at which any then-remaining restrictions shall lapse.

         7.5 TREATMENT OF DIVIDENDS. At the time an Award of Restricted Stock is made the Committee may, in its discretion, determine that the payment to the Grantee of any dividends, or a specified portion thereof, declared or paid on such Restricted Stock shall be (i) deferred until the lapsing of the relevant restrictions, and (ii) held by the Company for the account of the Grantee until such time. In the event of such deferral, there shall be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum determined by the Committee. Payment of deferred dividends, together with interest thereon, shall be made upon the lapsing of restrictions imposed on such Restricted Stock, and any dividends deferred (together with any interest thereon) in respect of Restricted Stock shall be forfeited upon any forfeiture of such Restricted Stock.

         7.6 DELIVERY OF SHARES. Within a reasonable period of time following the lapse of the restrictions on shares of Restricted Stock, the Committee shall cause a stock certificate or certificates to be delivered to the Grantee with respect to such shares. Such shares shall be free of all restrictions hereunder, except that if the shares of stock covered by the Plan shall not be the subject of an effective registration statement under the Securities Act of 1933, as amended, such stock certificates shall bear such restrictive legends as the Company shall deem necessary or advisable pursuant to applicable federal and state securities laws.

         7.7 PAYMENT OF WITHHOLDING TAXES.

                  (a) The Restriction Agreement may authorize the Company to withhold from compensation otherwise due to the Grantee the full amount of any federal, state and local income, employment or other taxes required to be withheld from the income of such Grantee as a result of the lapse of the restrictions on shares of Restricted Stock, or otherwise as a result of the recognition of taxable income with respect to an Award. At the time of and as a condition to the delivery of a stock certificate or certificates pursuant to Section 7.6, the Grantee shall pay to the Company in cash any balance owed with respect to such withholding requirements.

                  (b) In the discretion of the Committee, any Restriction Agreement may provide that all or any portion of the tax obligations otherwise payable in the manner set forth in paragraph 7.7(a), together with additional taxes not exceeding the actual additional taxes to be owed by the Grantee with respect to the Award, may, upon the irrevocable election of the Grantee, be paid by tendering to the Company whole shares of Stock duly endorsed for transfer and owned by the Grantee, or by authorizing the Company to withhold and cancel shares of Stock otherwise deliverable pursuant to Section 7.6, in either case in that number of shares having a Fair Market Value on the date that taxable income is recognized equal to the amount of such taxes thereby being paid, in all cases subject to such restrictions as the Committee may from time to time determine.

                                  ARTICLE VIII
                 TERMINATION, AMENDMENT AND MODIFICATION OF PLAN

         The Board may at any time, (i) cause the Committee to cease granting Options and Awards, (ii) terminate the Plan, or (iii) in any respect amend or modify the Plan. However, the Board (unless its actions are approved or ratified by the shareholders of the Company within twelve months of the date the Board amends the Plan) may not amend the Plan to materially increase the number of shares of Stock available under the Plan to Directors or Officers.

         No termination, amendment or modification of the Plan shall affect adversely a Grantee's rights under an Option Agreement or Restriction Agreement without the consent of the Grantee or his or her legal representative.

         From and after the first date on which an Option is automatically granted pursuant to Section 6.13, the provisions of such Section 6.13 may not be amended in any manner more frequently than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated under the Code or such Act.

                                   ARTICLE IX

                                  MISCELLANEOUS

         9.1 REPLACEMENT OR AMENDED GRANTS. At the sole discretion of the Committee, and subject to the terms of the Plan, the Committee may modify outstanding Options or Awards or accept the surrender of outstanding Options or Awards on terms specified by the Committee, which terms may include the grant of new Options or Awards in substitution for them. However, no modification of an Option or Award shall adversely affect a Grantee's rights under an Option Agreement or Restriction Agreement without the consent of the Grantee or his or her legal representative, and no modification of an existing Option, or grant of a new Option in substitution for the surrender of an existing Option, shall be at an Option Price lower than that of the existing Option at the time it was first granted (as thereafter adjusted pursuant to Section 5.2).

         9.2 FORFEITURE FOR COMPETITION. If a Grantee provides services to a competitor of the Company or any of its Subsidiaries, whether as an employee, officer, director, independent contractor, consultant, agent or otherwise, such services being of a nature that can reasonably be expected to involve the skills and experience used or developed by the Grantee while a Director or an Employee, then that Grantee's rights under any Options outstanding hereunder shall be forfeited and terminated, and any shares of Restricted Stock held by such Grantee subject to remaining restrictions shall be forfeited, subject in each case to a determination to the contrary by the Committee.

         9.3 PLAN BINDING ON SUCCESSORS. The Plan shall be binding upon the successors of the Company.

         9.4 HEADINGS NOT A PART OF PLAN. Headings of Articles and Sections hereof are inserted for convenience and reference, and do not constitute a part of the Plan.